                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K


                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  February 13, 1997


                         Concorde Gaming Corporation
       ---------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


       Colorado                        0-8698               84-0716683
    ---------------                --------------        ------------------
(State or other jurisdiction        (Commission            (IRS Employer
   of incorporation)                File Number)         Identification No.)



                               3290 Lien Street
                        Rapid City, South Dakota 57702
       ---------------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (605) 341-7738


                              Not Applicable
       ---------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets.

    (a) On February 13, 1997, Bruce H. Lien Company ("BHL"), a wholly owned subsidiary of Concorde Gaming Corporation (the "Registrant") closed the settlement agreement (the "Settlement Agreement") between BHL and the Three Affiliated Tribes ("TAT"). The Settlement Agreement provided that in consideration for the termination of the Management Agreement (the "Management Agreement") between BHL and TAT, whereby BHL managed the 4 Bears Casino & Lodge, TAT would pay BHL $8.65 million and the parties would dismiss, with prejudice, all litigation between BHL and TAT.

            The proceeds from the Settlement Agreement were used to pay off substantially all of the Registrant's debt, other than approximately $900,000 related to its video lottery operations, for working capital purposes and to fund future projects.

            The consideration received for the Settlement Agreement was determined through arm's length negotiations.

    (b)     Not applicable.


Item 7.     Financial Statements and Exhibits.

    (a)     Not applicable.

    (b) At this time it is impracticable for the Registrant to provide the financial statements required by this item. The required financial statements will be filed with the Securities and Exchange Commission by an amendment to this Form 8-K not later than sixty
            (60) days after the date on which this Current Report on Form 8-K must be filed.

    (c)     Exhibits

             2.3 Settlement Agreement, dated as of September 27, 1996, among The Three Affiliated Tribes of the Fort Berthold Reservation and Bruce H. Lien Company(1)


            20         Press Release dated February 14, 1997





____________________

1 Incorporated by reference to the Registrant's Current Report on Form 8-K dated September 27, 1996.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CONCORDE GAMING CORPORATION



Date:  February 25, 1997                   By: /s/  Jerry L. Baum
                                              --------------------------------
                                               Jerry L. Baum, President
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                                 EXHIBIT INDEX

Exhibit No.              Exhibit Description
-----------              -------------------
2.3            Settlement Agreement, dated as of September 27, 1996, among
               The Three Affiliated Tribes of the Fort Berthold Reservation and
               The Bruce H. Lien Company(1)



20              Press Release dated February 14, 1997





____________________

1 Incorporated by reference to the Registrant's Current Report on Form 8-K dated September 27, 1996.